EXHIBIT 99.1

Charge Enterprises Engages Ernst & Young LLP as New Independent

Registered Public Accounting Firm

New York (April 21, 2022) – Charge Enterprises, Inc. (Nasdaq: CRGE), (“Charge”), consisting of a portfolio of global businesses with the vision of connecting people everywhere with communications and electric-vehicle charging (“EV”) infrastructure, today announced the Audit Committee of its Board of Directors approved the engagement of Ernst & Young LLP (“Ernst & Young”) as Charge’s new independent registered public accounting firm to succeed Seligson & Giannattasio LLP (“Seligson & Giannattasio”). The transition will be effective upon Charge filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

Charge and the Audit Committee of Charge’s Board of Directors would like to express their sincere gratitude to Seligson & Giannattasio for the quality of service, diligence and professionalism provided over the past two years.

Seligson & Giannattasio’s audit reports on Charge’s consolidated financial statements in each of the two fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

About Charge Enterprises Inc.

Telecommunications

Our Telecommunications business (“Telecommunications”) has provided termination of both voice and data to Carriers and Mobile Network Operators (“MNOs”) globally for over two decades and we will selectively add profitable products and services to this long-established business.

Infrastructure

Our Infrastructure business (“Infrastructure”) has a primary focus on two fast growing sectors: electric vehicle (“EV”) charging, and Telecommunications Network 5G, including cell tower, small cell, and in-building applications. Solutions for these two sectors include: Design and Engineering, Equipment Specification and Sourcing, Installation, Data and Software Solutions, and Service and Maintenance.

To learn more about Charge, visit Charge Enterprises.

Media Contacts:

Steve Keyes (248) 952-7022

Steve.keyes@centigrade.com

Investor Relations:

Carolyn Capaccio, CFA (212) 838-3777

Ccapaccio@lhai.com

Notice Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge’s future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although Charge believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the business plans and strategies of Charge, Charge’s future business development, market acceptance of electric vehicles, Charge’s ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in Charge’s filings with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC which are available on the SEC’s website at www.sec.gov. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.